EXHIBIT (32.2)

                            SAGEMARK COMPANIES, LTD.
                  SARBANES-OXLEY ACT SECTION 906 CERTIFICATION

                             CHIEF FINANCIAL OFFICER

         In connection with this annual report on Form 10-KSB of Sagemark Companies, Ltd. for the year ended December 31, 2003, I, George W. Mahoney, Chief Financial Officer of Sagemark Companies, Ltd., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that based on my knowledge:

         1. this Form 10-KSB for the year ended December 31, 2003 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. the information contained in this Form 10-KSB for the year ended December 31, 2003 fairly presents, in all material respects, the financial condition and results of operations of Sagemark Companies, Ltd.

                                           Date: April 14, 2004

                                           /s/ GEORGE W. MAHONEY
                                           --------------------------------
                                           Chief Financial Officer
                                           Sagemark Companies, Ltd.

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